                                                                 EXHIBIT (m)(26)

                     AMENDMENT NO. 6 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN

                                       OF

                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                        AMERICAN CENTURY INVESTMENT TRUST

                                     R CLASS

     THIS  AMENDMENT NO. 6 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES PLAN is made as of the 29th day of November,  2006 by each of the above named  corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall have the meaning  ascribed to them in the Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual Shareholder Services Plan dated August 29, 2993, amended May 1, 2004,
February 24, 2005,  July 29,  2005,  September  29, 2005 and March 30, 2006 (the
"Plan"); and

     WHEREAS,  American Century Investment Trust has added two new series, Short
Duration Fund and Core Plus Fund (the "New ACIT Funds");

     WHEREAS, American Century Quantitative Equity Funds has added a new series,
International  Core Equity Fund (the "New ACQEF Fund" collectively with New ACIT
Funds, the "New Funds"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. American Century  Quantitative  Equity Funds,, Inc. and American Century
Investment  Trust hereby adopt the Plan, in accordance with Rule 12b-1 under the
1940 Act and on the terms and conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 6.

     4. In the event of a conflict between the terms of this Amendment No. 6 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 6 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 6 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 6 as of the date first above written.

                            AMERICAN CENTURY MUTUAL FUNDS, INC.
                            AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                            AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                            AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                            AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                            AMERICAN CENTURY INVESTMENT TRUST

                            By:    /s/ Charles A. Etherington
                                   -------------------------------------------
                            Name:  Charles A. Etherington
                            Title: Vice President of each of the Issuers

                                       2

                                   SCHEDULE A

                         SERIES OFFERING R CLASS SHARES

SERIES                                                     DATE PLAN EFFECTIVE
------                                                     -------------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Growth Fund                                               August 29, 2003
>>Ultra Fund                                                August 29, 2003
>>Capital Growth Fund                                       July 29, 2005
>>Fundamental Equity Fund                                   July 29, 2005
>>Select Fund                                               July 29, 2005
>>Vista Fund                                                July 29, 2005
>>Small Cap Growth Fund                                     March 30, 2006
>>Mid Cap Growth Fund                                       March 30, 2006

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                                        August 29, 2003
>>Large Company Value Fund                                  August 29, 2003
>>Mid Cap Value Fund                                        July 29, 2005
>>Value Fund                                                July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>Income and Growth Fund                                    May 1, 2004
>>Small Company Fund                                        May 1, 2004
>>Equity Growth Fund                                        July 29, 2005
>>Long-Short Equity Fund                                    September 29, 2005
>>Disciplined Growth Fund                                   September 29, 2005
>>International Core Equity Fund                            November 29, 2006

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>International Growth Fund                                 August 29, 2003
>>Global Growth Fund                                        July 29, 2005
>>International Value Fund                                  March 30, 2006

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>Strategic Allocation: Moderate Fund                       August 29, 2003
>>Strategic Allocation: Conservative Fund                   February 24, 2005
>>Strategic Allocation: Aggressive Fund                     February 24, 2005

AMERICAN CENTURY INVESTMENT TRUST
>>Inflation Protection Bond Fund                            February 24, 2005
>>Diversified Bond Fund                                     July 29, 2005
>>High-Yield Fund                                           July 29, 2005
>>Select Bond Fund                                          March 30, 2006
>>High-Yield Bond Fund                                      March 30, 2006
>>Core Plus Fund                                            November 29, 2006
>>Short Duration Fund                                       November 29, 2006

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